File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)


Supplement Dated September 28, 2001 to
The Enterprise Group of Funds, Inc.
Class Y Prospectus Dated August 31, 2001


On page 78, for the Multi-Cap Growth Fund:

Please change the address of Fred Alger
Management, Inc. to 78 Headquarters Plaza,
West Tower, 4th Floor, Morristown, N.J.
07960.

Please replace the paragraph under
"Fund Managers" as follows:

Fred Alger and Dave Hyun are the
individuals responsible for the
day-to-day management of the Fund.
Mr. Alger founded Alger in 1964 and
has served as Chairman since then.
Since 2001, he has also served as
President.  Mr. Hyun has been employed
by Alger since 2001 as Executive Vice
President and Portfolio Manager.
From 2000-2001, Mr. Hyun served as a
portfolio manager at OppenheimerFunds.
Mr. Hyun previously served at Alger
as an analyst from 1991-2000 and served
at Alger as Senior Vice President and
Portfolio Manager from
1997-2000.


September 28, 2001